Exhibit 24

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     As Independent Public Accountant, we consent to the incorporation by reference in the Registration Statement on Form S-8 of Call Now, Inc. (the
"Company"), of our report dated March 14, 2001 relating to the financial statements of the Company, appearing in the Company's Annual Report on Form
10-KSB for the year ended December 31, 2000.

                                        s/ Clyde Bailey P.C.
                                           Clyde Bailey P.C.

San Antonio, Texas
September 24, 2001